CONTINUING GUARANTY AND WAIVER

1. In order to induce **Transportation Alliance Bank Inc. dba TAB Bank** ("**Bank**") to enter into that certain Accounts Receivable Purchase and Security Agreement ("**Agreement**"), dated July 24, 2012 with **First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation** (individually and collectively referred to hereinafter as the "**Customer**"), and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned ("**Guarantors**") and each of them do hereby jointly and severally unconditionally guarantee to Bank, or order, its successors and assigns, the due payment in lawful money of the United States, and full prompt and faithful performance by Customer of all moneys to be paid, and all things to be done, pursuant to each and every condition, warranty, representation and covenant contained in the Agreement, or in any supplement or amendment thereto, or in any written instrument given in pursuance thereof, as well as the due payment and performance of all other debts and obligations which said Customer may now or at any time hereafter owe to Bank.

2. Guarantors hereby agree: (i) this is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied; (ii) that this Continuing Guaranty and Waiver (the "Guaranty") shall not be impaired by any modification to which the parties to said Agreement may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security thereof, to all of which the undersigned hereby consent; (iii) that their liability hereunder is direct and unconditional, and may be enforced without requiring Bank to first resort to any other right, remedy or security; (iv) that this Guaranty shall continue in force until Bank shall receive written notice by registered or certified mail revoking it as to future transactions, in which case this Guaranty shall only apply to transactions undertaken or obligations incurred prior to the receipt of such notice; and (v) to pay all attorney's fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty or any of the covenants or conditions hereof.

3. Upon (i) any default in payment or performance of any indebtedness, instrument or other obligation hereby guaranteed; (ii) the death, dissolution, insolvency, or business failure, or any assignment for benefit of creditors by, or commencement of any bankruptcy, moratorium or debt relief proceeding by or against Guarantors, or any of them; or (iii) the appointment of a receiver for, or any attachment, distraint of or making or levying of any order of court or legal process affecting the property of Guarantors or any of them, then, or at any time thereafter, at Bank's option, any or all indebtedness, instruments and other obligations hereby guaranteed shall become, for the purpose of the guaranty, due and payable by Guarantors forthwith without demand or notice.

4. All demands, presentments, notices of protest and of dishonor and notices of every kind or nature are expressly waived by the undersigned. The undersigned hereby waive the right to require Bank to proceed against the Customer, the Account Debtor (as defined in the Agreement), or any other party or to proceed against or apply any security it may hold and agrees that Bank may proceed against the undersigned for the amount hereby guaranteed. The undersigned waive the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness or liability hereby guaranteed, and agree that any partial payments by or on behalf of the undersigned on any indebtedness or liability hereby guaranteed, including interest, shall, as of the time each such payment is made, stop the running of the time within which an action may be commenced upon this Guaranty, and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness of liability hereby guaranteed.

5. All debts and liabilities, present and future, of Customer to the undersigned, or any of them, are hereby postponed and subordinated to the liabilities of Customer to Bank, and all moneys received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for Bank and shall be paid over to Bank; and the undersigned and each of them further agrees, upon any liquidation or distribution of the assets of Customer, to assign to Bank upon its request all claims on account of all such debts and liabilities and that Bank shall receive all dividends and payments on such debts and liabilities until payment in full of all liabilities of Customer to Bank; and this agreement shall constitute such assignment in the event the undersigned shall fail or refuse to execute and deliver such other or further assignment of such claims as Bank may request.

6. Where the Customer is a corporation, limited liability company, partnership, trust, or other association, Bank shall not be required to verify or inquire into the powers or authority (or lack thereof) of the Customer or its directors, officers, partners, associates, members, managers, trustees or other agents or purporting to act on its behalf, the undersigned hereby representing that such powers and authority exist and are sufficient, and Bank's reliance thereon shall be deemed unconditionally justified, and moneys in fact received from Bank in the professed exercise of such powers and authority shall be deemed to form part of the liabilities guaranteed, even though the obtaining of such moneys may be in excess of the actual powers or authority of the Customer or of the directors, officers, partners, associates, members, managers, trustees or other agents thereof, or shall be in any way irregular or defective or informal.

7. When the Customer is a partnership or other association, this Guaranty is to extend to the person or persons for the time being and from time to time carrying on the business now conducted by the Client, notwithstanding any change or changes in the name or membership of the Customer's firm.

8. Each married person who executes this Guaranty hereby agrees and expressly assents to the liability of their separate property for any and all obligations hereunder.

9. By executing this Guaranty, the Guarantors hereby authorize Bank to: request, receive, and verify credit reports and any other financial information regarding each of the Guarantors that Bank deems necessary and appropriate to the transaction contemplated herein; that Bank is authorized to inquire of, investigate, confirm, and verify any information contained in any documents, schedules, reports, statements, and/or other information provided, directly or indirectly, by Customer and/or each of the Guarantors in connection with this Guaranty and the Agreement, or learned by Bank as part of its investigation and review of the transaction contemplated herein, the Guaranty and/or the Agreement.

10. The undersigned agrees to pay a reasonable attorney's fee and all other costs and expenses which may be incurred by TAB in connection with this Guaranty or in the collection of any of said indebtedness or liabilities from the Customer or the undersigned.

11. This Guaranty shall inure to the benefit of and bind the heirs, administrators, executors, successors and assigns of TAB and each of the undersigned, and shall be construed as the joint and several obligation of each of the undersigned where there is more than one. In all cases where there is but a single Customer or Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Customer or Guarantor named herein, the words Customer and Guarantor, respectively, shall mean all and any one or more of them.

12. Guarantors hereby represent and warrant that (i) it is in Guarantors' direct interest to assist Customer because of Guarantors' interest in and relationship with Customer; (ii) this Guaranty constitutes the binding obligation of Guarantors, enforceable in accordance with its terms; and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantors are a party or by which they or their assets are affected or bound. As collateral securing Guarantors contingent obligations to TAB hereunder, Guarantors hereby grant to TAB a security interest in, to and under all assets of Guarantors, including all accounts, inventory, equipment, general intangibles and the proceeds thereof; and hereby authorize TAB to file against Guarantors in favor of TAB financing statements, including but not limited to UCC-1 forms, evidencing the security interest granted to TAB herein.

13. This Guaranty and all acts and transactions hereunder and all rights of the parties hereto shall be governed as to their validity, interpretation, construction, effect and in all respects by the laws of the State of Utah.

14. The Parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Guaranty shall, if Bank so elects, be instituted in the United States District Court for the District of Utah, or in the Second District Court for the State of Utah (the "Acceptable Forums"), each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of Utah or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Guarantors waive any right to oppose any motion or application made by Bank as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

IN WITNESS WHEREOF, the undersigned has executed this Continuing Guaranty and Waiver.

GUARANTOR:

[signature]

Devon A. Galpin
July 24, 2012
62 Eagle Pt.
Irvine, CA 92604

State of ____________)
) SS.
County of ____________)

On this _____ day of ____________, 2012, before me, the undersigned, personally appeared Devon A. Galpin, and acknowledged the execution of this Continuing Guaranty and Waiver to be his/her voluntary act and deed.

WITNESS my hand and official seal.

See Attached for Notary
KC 7/25/12
Notary Public

My Commission Expires: 12/15/2015

Residing At: Irvine

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State Of California
County Of Orange

On 7/25/12 **before me, Kevin Cannon, a notary public personally appeared**
Devon A. Galpin

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

(Optional)

Title/Type of the document: Continuing Guaranty and Waiver

Document Date: 7/24/12

Number of Pages 2+1

Signer(s) other than named above —

Signer's Capacity: —

CONTINUING GUARANTY AND WAIVER

1. In order to induce **Transportation Alliance Bank Inc. dba TAB Bank** ("**Bank**") to enter into that certain Accounts Receivable Purchase and Security Agreement ("**Agreement**"), dated July 24, 2012 with **First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation** (individually and collectively referred to hereinafter as the "**Customer**"), and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned ("**Guarantors**") and each of them do hereby jointly and severally unconditionally guarantee to Bank, or order, its successors and assigns, the due payment in lawful money of the United States, and full prompt and faithful performance by Customer of all moneys to be paid, and all things to be done, pursuant to each and every condition, warranty, representation and covenant contained in the Agreement, or in any supplement or amendment thereto, or in any written instrument given in pursuance thereof, as well as the due payment and performance of all other debts and obligations which said Customer may now or at any time hereafter owe to Bank.

2. Guarantors hereby agree: (i) this is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied; (ii) that this Continuing Guaranty and Waiver (the "Guaranty") shall not be impaired by any modification to which the parties to said Agreement may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security thereof, to all of which the undersigned hereby consent; (iii) that their liability hereunder is direct and unconditional, and may be enforced without requiring Bank to first resort to any other right, remedy or security; (iv) that this Guaranty shall continue in force until Bank shall receive written notice by registered or certified mail revoking it as to future transactions, in which case this Guaranty shall only apply to transactions undertaken or obligations incurred prior to the receipt of such notice; and (v) to pay all attorney's fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty or any of the covenants or conditions hereof.

3. Upon (i) any default in payment or performance of any indebtedness, instrument or other obligation hereby guaranteed; (ii) the death, dissolution, insolvency, or business failure, or any assignment for benefit of creditors by, or commencement of any bankruptcy, moratorium or debt relief proceeding by or against Guarantors, or any of them; or (iii) the appointment of a receiver for, or any attachment, distraint of or making or levying of any order of court or legal process affecting the property of Guarantors or any of them, then, or at any time thereafter, at Bank's option, any or all indebtedness, instruments and other obligations hereby guaranteed shall become, for the purpose of the guaranty, due and payable by Guarantors forthwith without demand or notice.

4. All demands, presentments, notices of protest and of dishonor and notices of every kind or nature are expressly waived by the undersigned. The undersigned hereby waive the right to require Bank to proceed against the Customer, the Account Debtor (as defined in the Agreement), or any other party or to proceed against or apply any security it may hold and agrees that Bank may proceed against the undersigned for the amount hereby guaranteed. The undersigned waive the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness or liability hereby guaranteed, and agree that any partial payments by or on behalf of the undersigned on any indebtedness or liability hereby guaranteed, including interest, shall, as of the time each such payment is made, stop the running of the time within which an action may be commenced upon this Guaranty, and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness of liability hereby guaranteed.

5. All debts and liabilities, present and future, of Customer to the undersigned, or any of them, are hereby postponed and subordinated to the liabilities of Customer to Bank, and all moneys received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for Bank and shall be paid over to Bank; and the undersigned and each of them further agrees, upon any liquidation or distribution of the assets of Customer, to assign to Bank upon its request all claims on account of all such debts and liabilities and that Bank shall receive all dividends and payments on such debts and liabilities until payment in full of all liabilities of Customer to Bank; and this agreement shall constitute such assignment in the event the undersigned shall fail or refuse to execute and deliver such other or further assignment of such claims as Bank may request.

6. Where the Customer is a corporation, limited liability company, partnership, trust, or other association, Bank shall not be required to verify or inquire into the powers or authority (or lack thereof) of the Customer or its directors, officers, partners, associates, members, managers, trustees or other agents or purporting to act on its behalf, the undersigned hereby representing that such powers and authority exist and are sufficient, and Bank's reliance thereon shall be deemed unconditionally justified, and moneys in fact received from Bank in the professed exercise of such powers and authority shall be deemed to form part of the liabilities guaranteed, even though the obtaining of such moneys may be in excess of the actual powers or authority of the Customer or of the directors, officers, partners, associates, members, managers, trustees or other agents thereof, or shall be in any way irregular or defective or informal.

7. When the Customer is a partnership or other association, this Guaranty is to extend to the person or persons for the time being and from time to time carrying on the business now conducted by the Client, notwithstanding any change or changes in the name or membership of the Customer's firm.

8. Each married person who executes this Guaranty hereby agrees and expressly assents to the liability of their separate property for any and all obligations hereunder.

9. By executing this Guaranty, the Guarantors hereby authorize Bank to: request, receive, and verify credit reports and any other financial information regarding each of the Guarantors that Bank deems necessary and appropriate to the transaction contemplated herein; that Bank is authorized to inquire of, investigate, confirm, and verify any information contained in any documents, schedules, reports, statements, and/or other information provided, directly or indirectly, by Customer and/or each of the Guarantors in connection with this Guaranty and the Agreement, or learned by Bank as part of its investigation and review of the transaction contemplated herein, the Guaranty and/or the Agreement.

10. The undersigned agrees to pay a reasonable attorney's fee and all other costs and expenses which may be incurred by TAB in connection with this Guaranty or in the collection of any of said indebtedness or liabilities from the Customer or the undersigned.

11. This Guaranty shall inure to the benefit of and bind the heirs, administrators, executors, successors and assigns of TAB and each of the undersigned, and shall be construed as the joint and several obligation of each of the undersigned where there is more than one. In all cases where there is but a single Customer or Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Customer or Guarantor named herein, the words Customer and Guarantor, respectively, shall mean all and any one or more of them.

12. Guarantors hereby represent and warrant that (i) it is in Guarantors' direct interest to assist Customer because of Guarantors' interest in and relationship with Customer; (ii) this Guaranty constitutes the binding obligation of Guarantors, enforceable in accordance with its terms; and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantors are a party or by which they or their assets are affected or bound. As collateral securing Guarantors contingent obligations to TAB hereunder, Guarantors hereby grant to TAB a security interest in, to and under all assets of Guarantors, including all accounts, inventory, equipment, general intangibles and the proceeds thereof; and hereby authorize TAB to file against Guarantors in favor of TAB financing statements, including but not limited to UCC-1 forms, evidencing the security interest granted to TAB herein.

13. This Guaranty and all acts and transactions hereunder and all rights of the parties hereto shall be governed as to their validity, interpretation, construction, effect and in all respects by the laws of the State of Utah.

14. The Parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Guaranty shall, if Bank so elects, be instituted in the United States District Court for the District of Utah, or in the Second District Court for the State of Utah (the "Acceptable Forums"), each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of Utah or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Guarantors waive any right to oppose any motion or application made by Bank as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

IN WITNESS WHEREOF, the undersigned has executed this Continuing Guaranty and Waiver.

GUARANTOR:

[signature]

Michael E. Mautz
July 24, 2012
21101 Virtuoso
Irvine, CA 92620

State of ____________)
) SS.
County of ____________)

On this _____ day of ____________, 2012, before me, the undersigned, personally appeared Michael E. Mautz, and acknowledged the execution of this Continuing Guaranty and Waiver to be his/her voluntary act and deed.

WITNESS my hand and official seal.

See Attached For Notary KC 7/25/12

Notary Public

My Commission Expires: 12/15/2015

Residing At: Irvine

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State Of California
County Of Orange

On 7/25/12 **before me, Kevin Cannon, a notary public personally appeared** Michael E. Mautz

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

(Optional)

Title/Type of the document: Continuing Guaranty and Waiver

Document Date: 7/24/12

Number of Pages 21

Signer(s) other than named above —

Signer's Capacity: —

CONTINUING GUARANTY AND WAIVER

1. In order to induce **Transportation Alliance Bank Inc. dba TAB Bank** ("**Bank**") to enter into that certain Accounts Receivable Purchase and Security Agreement ("**Agreement**"), dated July 24, 2012 with **First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation** (individually and collectively referred to hereinafter as the "**Customer**"), and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned ("**Guarantors**") and each of them do hereby jointly and severally unconditionally guarantee to Bank, or order, its successors and assigns, the due payment in lawful money of the United States, and full prompt and faithful performance by Customer of all moneys to be paid, and all things to be done, pursuant to each and every condition, warranty, representation and covenant contained in the Agreement, or in any supplement or amendment thereto, or in any written instrument given in pursuance thereof, as well as the due payment and performance of all other debts and obligations which said Customer may now or at any time hereafter owe to Bank.

2. Guarantors hereby agree: (i) this is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied; (ii) that this Continuing Guaranty and Waiver (the "Guaranty") shall not be impaired by any modification to which the parties to said Agreement may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security thereof, to all of which the undersigned hereby consent; (iii) that their liability hereunder is direct and unconditional, and may be enforced without requiring Bank to first resort to any other right, remedy or security; (iv) that this Guaranty shall continue in force until Bank shall receive written notice by registered or certified mail revoking it as to future transactions, in which case this Guaranty shall only apply to transactions undertaken or obligations incurred prior to the receipt of such notice; and (v) to pay all attorney's fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty or any of the covenants or conditions hereof.

3. Upon (i) any default in payment or performance of any indebtedness, instrument or other obligation hereby guaranteed; (ii) the death, dissolution, insolvency, or business failure, or any assignment for benefit of creditors by, or commencement of any bankruptcy, moratorium or debt relief proceeding by or against Guarantors, or any of them; or (iii) the appointment of a receiver for, or any attachment, distraint of or making or levying of any order of court or legal process affecting the property of Guarantors or any of them, then, or at any time thereafter, at Bank's option, any or all indebtedness, instruments and other obligations hereby guaranteed shall become, for the purpose of the guaranty, due and payable by Guarantors forthwith without demand or notice.

4. All demands, presentments, notices of protest and of dishonor and notices of every kind or nature are expressly waived by the undersigned. The undersigned hereby waive the right to require Bank to proceed against the Customer, the Account Debtor (as defined in the Agreement), or any other party or to proceed against or apply any security it may hold and agrees that Bank may proceed against the undersigned for the amount hereby guaranteed. The undersigned waive the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness or liability hereby guaranteed, and agree that any partial payments by or on behalf of the undersigned on any indebtedness or liability hereby guaranteed, including interest, shall, as of the time each such payment is made, stop the running of the time within which an action may be commenced upon this Guaranty, and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness of liability hereby guaranteed.

5. All debts and liabilities, present and future, of Customer to the undersigned, or any of them, are hereby postponed and subordinated to the liabilities of Customer to Bank, and all moneys received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for Bank and shall be paid over to Bank; and the undersigned and each of them further agrees, upon any liquidation or distribution of the assets of Customer, to assign to Bank upon its request all claims on account of all such debts and liabilities and that Bank shall receive all dividends and payments on such debts and liabilities until payment in full of all liabilities of Customer to Bank; and this agreement shall constitute such assignment in the event the undersigned shall fail or refuse to execute and deliver such other or further assignment of such claims as Bank may request.

6. Where the Customer is a corporation, limited liability company, partnership, trust, or other association, Bank shall not be required to verify or inquire into the powers or authority (or lack thereof) of the Customer or its directors, officers, partners, associates, members, managers, trustees or other agents or purporting to act on its behalf, the undersigned hereby representing that such powers and authority exist and are sufficient, and Bank's reliance thereon shall be deemed unconditionally justified, and moneys in fact received from Bank in the professed exercise of such powers and authority shall be deemed to form part of the liabilities guaranteed, even though the obtaining of such moneys may be in excess of the actual powers or authority of the Customer or of the directors, officers, partners, associates, members, managers, trustees or other agents thereof, or shall be in any way irregular or defective or informal.

7. When the Customer is a partnership or other association, this Guaranty is to extend to the person or persons for the time being and from time to time carrying on the business now conducted by the Client, notwithstanding any change or changes in the name or membership of the Customer's firm.

8. Each married person who executes this Guaranty hereby agrees and expressly assents to the liability of their separate property for any and all obligations hereunder.

9. By executing this Guaranty, the Guarantors hereby authorize Bank to: request, receive, and verify credit reports and any other financial information regarding each of the Guarantors that Bank deems necessary and appropriate to the transaction contemplated herein; that Bank is authorized to inquire of, investigate, confirm, and verify any information contained in any documents, schedules, reports, statements, and/or other information provided, directly or indirectly, by Customer and/or each of the Guarantors in connection with this Guaranty and the Agreement, or learned by Bank as part of its investigation and review of the transaction contemplated herein, the Guaranty and/or the Agreement.

10. The undersigned agrees to pay a reasonable attorney's fee and all other costs and expenses which may be incurred by TAB in connection with this Guaranty or in the collection of any of said indebtedness or liabilities from the Customer or the undersigned.

11. This Guaranty shall inure to the benefit of and bind the heirs, administrators, executors, successors and assigns of TAB and each of the undersigned, and shall be construed as the joint and several obligation of each of the undersigned where there is more than one. In all cases where there is but a single Customer or Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Customer or Guarantor named herein, the words Customer and Guarantor, respectively, shall mean all and any one or more of them.

12. Guarantors hereby represent and warrant that (i) it is in Guarantors' direct interest to assist Customer because of Guarantors' interest in and relationship with Customer; (ii) this Guaranty constitutes the binding obligation of Guarantors, enforceable in accordance with its terms; and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantors are a party or by which they or their assets are affected or bound. As collateral securing Guarantors contingent obligations to TAB hereunder, Guarantors hereby grant to TAB a security interest in, to and under all assets of Guarantors, including all accounts, inventory, equipment, general intangibles and the proceeds thereof; and hereby authorize TAB to file against Guarantors in favor of TAB financing statements, including but not limited to UCC-1 forms, evidencing the security interest granted to TAB herein.

13. This Guaranty and all acts and transactions hereunder and all rights of the parties hereto shall be governed as to their validity, interpretation, construction, effect and in all respects by the laws of the State of Utah.

14. The Parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Guaranty shall, if Bank so elects, be instituted in the United States District Court for the District of Utah, or in the Second District Court for the State of Utah (the "Acceptable Forums"), each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of Utah or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Guarantors waive any right to oppose any motion or application made by Bank as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

IN WITNESS WHEREOF, the undersigned has executed this Continuing Guaranty and Waiver.

GUARANTOR:

Julie Galpin

Julie A. Galpin
July 24, 2012
62 Eagle Pt.
Irvine, CA 92604

State of ____________)
):SS.
County of ____________)

On this _____ day of ____________, 2012, before me, the undersigned, personally appeared Julie A. Galpin, and acknowledged the execution of this Continuing Guaranty and Waiver to be his/her voluntary act and deed.

WITNESS my hand and official seal.

See Attached For Notary KC 7/25/12
Notary Public

My Commission Expires: 12/15/2015

Residing At: Irvine

CALIFORNIA ALL-PURPOSE **ACKNOWLEDGMENT**

State Of California
County Of Orange

On 7/25/12 **before me, Kevin Cannon, a notary public personally appeared**
Julie A. Galpin

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015

(Optional)

Title/Type of the document: Continuing Guaranty and Waiver

Document Date: 7/24/12

Number of Pages 2+1

Signer(s) other than named above —

Signer's Capacity: —

CONTINUING GUARANTY AND WAIVER

1. In order to induce **Transportation Alliance Bank Inc. dba TAB Bank** ("**Bank**") to enter into that certain Accounts Receivable Purchase and Security Agreement ("**Agreement**"), dated July 24, 2012 with **First Rate Staffing, Inc., First Rate Staffing LLC, and First Rate Staffing Corporation** (individually and collectively referred to hereinafter as the "**Customer**"), and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned ("**Guarantors**") and each of them do hereby jointly and severally unconditionally guarantee to Bank, or order, its successors and assigns, the due payment in lawful money of the United States, and full prompt and faithful performance by Customer of all moneys to be paid, and all things to be done, pursuant to each and every condition, warranty, representation and covenant contained in the Agreement, or in any supplement or amendment thereto, or in any written instrument given in pursuance thereof, as well as the due payment and performance of all other debts and obligations which said Customer may now or at any time hereafter owe to Bank.

2. Guarantors hereby agree: (i) this is a continuing guaranty relating to any indebtedness, including that arising under successive transactions which shall either continue the indebtedness or from time to time renew it after it has been satisfied; (ii) that this Continuing Guaranty and Waiver (the "Guaranty") shall not be impaired by any modification to which the parties to said Agreement may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security thereof, to all of which the undersigned hereby consent; (iii) that their liability hereunder is direct and unconditional, and may be enforced without requiring Bank to first resort to any other right, remedy or security; (iv) that this Guaranty shall continue in force until Bank shall receive written notice by registered or certified mail revoking it as to future transactions, in which case this Guaranty shall only apply to transactions undertaken or obligations incurred prior to the receipt of such notice; and (v) to pay all attorney's fees and all other costs and expenses which may be incurred by Bank in the enforcement of this Guaranty or any of the covenants or conditions hereof.

3. Upon (i) any default in payment or performance of any indebtedness, instrument or other obligation hereby guaranteed; (ii) the death, dissolution, insolvency, or business failure, or any assignment for benefit of creditors by, or commencement of any bankruptcy, moratorium or debt relief proceeding by or against Guarantors, or any of them; or (iii) the appointment of a receiver for, or any attachment, distraint of or making or levying of any order of court or legal process affecting the property of Guarantors or any of them, then, or at any time thereafter, at Bank's option, any or all indebtedness, instruments and other obligations hereby guaranteed shall become, for the purpose of the guaranty, due and payable by Guarantors forthwith without demand or notice.

4. All demands, presentments, notices of protest and of dishonor and notices of every kind or nature are expressly waived by the undersigned. The undersigned hereby waive the right to require Bank to proceed against the Customer, the Account Debtor (as defined in the Agreement), or any other party or to proceed against or apply any security it may hold and agrees that Bank may proceed against the undersigned for the amount hereby guaranteed. The undersigned waive the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness or liability hereby guaranteed, and agree that any partial payments by or on behalf of the undersigned on any indebtedness or liability hereby guaranteed, including interest, shall, as of the time each such payment is made, stop the running of the time within which an action may be commenced upon this Guaranty, and shall constitute a further waiver by the undersigned of the right to plead any and all statutes of limitations as a defense to this Guaranty and to any indebtedness of liability hereby guaranteed.

5. All debts and liabilities, present and future, of Customer to the undersigned, or any of them, are hereby postponed and subordinated to the liabilities of Customer to Bank, and all moneys received by any of the undersigned or their representatives, successors or assigns thereon, shall be received as trustees for Bank and shall be paid over to Bank; and the undersigned and each of them further agrees, upon any liquidation or distribution of the assets of Customer, to assign to Bank upon its request all claims on account of all such debts and liabilities and that Bank shall receive all dividends and payments on such debts and liabilities until payment in full of all liabilities of Customer to Bank; and this agreement shall constitute such assignment in the event the undersigned shall fail or refuse to execute and deliver such other or further assignment of such claims as Bank may request.

6. Where the Customer is a corporation, limited liability company, partnership, trust, or other association, Bank shall not be required to verify or inquire into the powers or authority (or lack thereof) of the Customer or its directors, officers, partners, associates, members, managers, trustees or other agents or purporting to act on its behalf, the undersigned hereby representing that such powers and authority exist and are sufficient, and Bank's reliance thereon shall be deemed unconditionally justified, and moneys in fact received from Bank in the professed exercise of such powers and authority shall be deemed to form part of the liabilities guaranteed, even though the obtaining of such moneys may be in excess of the actual powers or authority of the Customer or of the directors, officers, partners, associates, members, managers, trustees or other agents thereof, or shall be in any way irregular or defective or informal.

7. When the Customer is a partnership or other association, this Guaranty is to extend to the person or persons for the time being and from time to time carrying on the business now conducted by the Client, notwithstanding any change or changes in the name or membership of the Customer's firm.

8. Each married person who executes this Guaranty hereby agrees and expressly assents to the liability of their separate property for any and all obligations hereunder.

9. By executing this Guaranty, the Guarantors hereby authorize Bank to: request, receive, and verify credit reports and any other financial information regarding each of the Guarantors that Bank deems necessary and appropriate to the transaction contemplated herein; that Bank is authorized to inquire of, investigate, confirm, and verify any information contained in any documents, schedules, reports, statements, and/or other information provided, directly or indirectly, by Customer and/or each of the Guarantors in connection with this Guaranty and the Agreement, or learned by Bank as part of its investigation and review of the transaction contemplated herein, the Guaranty and/or the Agreement.

10. The undersigned agrees to pay a reasonable attorney's fee and all other costs and expenses which may be incurred by TAB in connection with this Guaranty or in the collection of any of said indebtedness or liabilities from the Customer or the undersigned.

11. This Guaranty shall inure to the benefit of and bind the heirs, administrators, executors, successors and assigns of TAB and each of the undersigned, and shall be construed as the joint and several obligation of each of the undersigned where there is more than one. In all cases where there is but a single Customer or Guarantor, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Customer or Guarantor named herein, the words Customer and Guarantor, respectively, shall mean all and any one or more of them.

12. Guarantors hereby represent and warrant that (i) it is in Guarantors' direct interest to assist Customer because of Guarantors' interest in and relationship with Customer; (ii) this Guaranty constitutes the binding obligation of Guarantors, enforceable in accordance with its terms; and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantors are a party or by which they or their assets are affected or bound. As collateral securing Guarantors contingent obligations to TAB hereunder, Guarantors hereby grant to TAB a security interest in, to and under all assets of Guarantors, including all accounts, inventory, equipment, general intangibles and the proceeds thereof; and hereby authorize TAB to file against Guarantors in favor of TAB financing statements, including but not limited to UCC-1 forms, evidencing the security interest granted to TAB herein.

13. This Guaranty and all acts and transactions hereunder and all rights of the parties hereto shall be governed as to their validity, interpretation, construction, effect and in all respects by the laws of the State of Utah.

14. The Parties agree that any suit, action or proceeding arising out of the subject matter hereof, or the interpretation, performance or breach of this Guaranty shall, if Bank so elects, be instituted in the United States District Court for the District of Utah, or in the Second District Court for the State of Utah (the "Acceptable Forums"), each party agrees that the Acceptable Forums are convenient to it, and each party irrevocably submits to the jurisdiction of the Acceptable Forums, irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guaranty, and waives any and all objections to jurisdiction or venue that it may have under the laws of the State of Utah or otherwise in those courts in any such suit, action or proceeding. Should such proceeding be initiated in any other forum, Guarantors waive any right to oppose any motion or application made by Bank as a consequence of such proceeding having been commenced in a forum other than an Acceptable Forum.

IN WITNESS WHEREOF, the undersigned has executed this Continuing Guaranty and Waiver.

GUARANTOR:

Joy R. Mautz (signature)
Joy R. Mautz
July 24, 2012
21101 Virtuoso
Irvine, CA 92620

State of ____________)
):SS.
County of ____________)

On this _____ day of ____________, 2012, before me, the undersigned, personally appeared Joy R. Mautz, and acknowledged the execution of this Continuing Guaranty and Waiver to be his/her voluntary act and deed.

WITNESS my hand and official seal.

See Attached For Notary KC 7/25/12
Notary Public

My Commission Expires: 12/15/2015

Residing At: Irvine

CALIFORNIA ALL-PURPOSE **ACKNOWLEDGMENT**

State Of California
County Of Orange

On 7/25/12 **before me, Kevin Cannon, a notary public personally appeared**

Joy R. Mautz

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KEVIN CANNON
COMM...1963751
NOTARY PUBLIC-CALIFORNIA
ORANGE COUNTY
My Term Exp. Dec. 15, 2015
BCT3

(Optional)

Title/Type of the document: Continuing Guaranty and Waiver

Document Date: 7/24/12

Number of Pages 2+1

Signer(s) other than named above —

Signer's Capacity: —

NOTIFICATION LETTER

DATE: July 24, 2012

ATTN: Controller/Accounts Payable Manager

RE: Notice of Assignment and Instruction for Payment of Accounts Receivable of First Rate Staffing, Inc. to Transportation Alliance Bank Inc. dba TAB Bank

Dear Valued Customer:

We are pleased to announce we have recently obtained a new credit facility from our bank, Transportation Alliance Bank Inc. dba TAB Bank ("Bank"), which will enable us to better meet the increased demand for our services and maintain the high quality of service you've come to expect. As part of this accommodation we have assigned to the Bank certain assets including our accounts receivable.

A lockbox has been set up with the bank to facilitate collections; therefore, please remit all invoice payments to:

TRANSPORTATION ALLIANCE BANK INC.
dba TAB Bank
For the account of: First Rate Staffing, Inc.
P.O. Box 150990,
Ogden, Utah 84415-0990

Electronic payments should be directed to:
Account #: 300299344
Routing #: 124384657
Reference: **First Rate Staffing, Inc.**
Please submit supporting documents via email or fax to:
Email: ops@tabbank.com
Fax: (801) 397-5444

Please make a note of this change of address on your records and payables systems.

We look forward to continuing to serve your business needs and appreciate the relationship we now enjoy.

With best regards,

Devon A. Galpin, President
First Rate Staffing, Inc.

NOTIFICATION LETTER

DATE: July 24, 2012

ATTN: Controller/Accounts Payable Manager

RE: Notice of Assignment and Instruction for Payment of Accounts Receivable of First Rate Staffing LLC to Transportation Alliance Bank Inc. dba TAB Bank

Dear Valued Customer:

We are pleased to announce we have recently obtained a new credit facility from our bank, Transportation Alliance Bank Inc. dba TAB Bank ("Bank"), which will enable us to better meet the increased demand for our services and maintain the high quality of service you've come to expect. As part of this accommodation we have assigned to the Bank certain assets including our accounts receivable.

A lockbox has been set up with the bank to facilitate collections; therefore, please remit all invoice payments to:

TRANSPORTATION ALLIANCE BANK INC.
dba TAB Bank
For the account of: First Rate Staffing LLC
P.O. Box 150990,
Ogden, Utah 84415-0990

Electronic payments should be directed to:
Account #: 300299344
Routing #: 124384657
Reference: **First Rate Staffing LLC**
Please submit supporting documents via email or fax to:
Email: ops@tabbank.com
Fax: (801) 397-5444

Please make a note of this change of address on your records and payables systems.

We look forward to continuing to serve your business needs and appreciate the relationship we now enjoy.

With best regards,

Devon A. Galpin, Member
First Rate Staffing LLC

NOTIFICATION LETTER

DATE: July 24, 2012

ATTN: Controller/Accounts Payable Manager

RE: Notice of Assignment and Instruction for Payment of Accounts Receivable of First Rate Staffing Corporation to Transportation Alliance Bank Inc. dba TAB Bank

Dear Valued Customer:

We are pleased to announce we have recently obtained a new credit facility from our bank, Transportation Alliance Bank Inc. dba TAB Bank ("Bank"), which will enable us to better meet the increased demand for our services and maintain the high quality of service you've come to expect. As part of this accommodation we have assigned to the Bank certain assets including our accounts receivable.

A lockbox has been set up with the bank to facilitate collections; therefore, please remit all invoice payments to:

TRANSPORTATION ALLIANCE BANK INC.
dba TAB Bank
For the account of: First Rate Staffing Corporation
P.O. Box 150990,
Ogden, Utah 84415-0990

Electronic payments should be directed to:
Account #: 300299344
Routing #: 124384657
Reference: **First Rate Staffing Corporation**
Please submit supporting documents via email or fax to:
Email: ops@tabbank.com
Fax: (801) 397-5444

Please make a note of this change of address on your records and payables systems.

We look forward to continuing to serve your business needs and appreciate the relationship we now enjoy.

With best regards,

Devon A. Galpin, President
First Rate Staffing Corporation